                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               ACMAT CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               ACMAT CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JULY 11, 1996

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on July 11, 1996, at 11:00 A.M., for the following purposes:

     1. To elect five directors for the ensuing year;

     2. To approve the appointment of KPMG Peat Marwick LLP as auditors of the books and accounts of the Company for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on May 24, 1996 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          HENRY W. NOZKO, SR.
June 5, 1996                              Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on July 11, 1996, at 11:00 A.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 30, 1996, there were outstanding 634,340 shares of Common Stock and 2,232,585 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on May 24, 1996 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about June 5, 1996.

  Security Ownership of Certain Beneficial Owners and Management

     As of April 30, 1996, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, each nominee for director, and by all directors and officers of the Company, as a group:

                                                                          PERCENTAGE          PERCENTAGE
                              CLASS         NUMBER OF SHARES               OF CLASS            OF TOTAL
     BENEFICIAL OWNER        OF STOCK     BENEFICIALLY OWNED(1)         OUTSTANDING(%)     VOTING POWER(13)
- ---------------------------  --------     ---------------------         --------------     ----------------
Henry W. Nozko, Sr.........  Common               456,000(2)(5)              68.09               51.64
                             Class A               55,000(2)(4)               2.40
Henry W. Nozko, Jr. .......  Common               189,274(2)(3)(5)           27.66               22.70
                             Class A              179,824(2)(3)(4)            7.86
Victoria C. Nozko..........  Class A               29,000                     1.30                 .34
John C. Creasy.............  Common                 3,300                      .52                 .67
                             Class A               25,000(6)                  1.11
Michael J. Sullivan........  Class A               15,000(7)                   .67                 .17
Sheet Metal Workers'
  National Pension Fund....  Class A            1,500,000(8)                 40.19               14.89
AIG........................  Class A            1,099,996(9)                 35.11               11.61
Franklin Resources, Inc....  Class A              495,000(10)                22.17                5.77
First Manhattan Co.........  Class A              304,950(11)                13.66                3.56
Investment Counselor of
  Maryland, Inc............  Class A              190,000(12)                 8.51                2.22
All Directors and Officers
  (7 persons) as a Group...  Common               658,574                    89.68               71.28
                             Class A              450,474                    17.82

- ---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 14,260 shares of Common Stock nor 16,060 shares of Class A Stock held of record by ACMAT's qualified Thrift, Profit Sharing & Retirement Plan, of which Messrs. Nozko, Sr. and Nozko, Jr. are trustees. Address is 233 Main Street, New Britain, Connecticut 06050-2350.

 (3) Does not include 21,200 shares of Class A Stock and 5,500 shares of Common Stock held by Mr. Nozko, Jr. as custodian for his minor children nor 2,800 shares of Class A Stock and 2,750 shares of Common Stock held by his wife, Gloria C. Nozko.

 (4) Includes options to purchase 55,000 shares of Class A Stock.

 (5) Includes options to purchase 50,000 shares of Common Stock.

 (6) Includes options to purchase 25,000 shares of Class A Stock.

 (7) Includes options to purchase 15,000 shares of Class A Stock.

 (8) Assumes the full conversion of $16,500,000 principal amount of 11.5% Convertible Note into 1,500,000 shares of Class A Stock. The Address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

 (9) Includes an assumption that the full conversion of 10.5% Convertible Senior Notes held by AIG Life Insurance Company ($3,000,000) and American International Life Assurance Company of New York ($6,000,000) into 900,000 shares of Class A Stock. The address of each such noteholder is One Chase Manhattan Place, New York, New York 10005.

(10) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404.

(11) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(12) Address of Investment Counselor's of Maryland, Inc. is 803 Cathedral Street, Baltimore, Maryland 21201.

(13) Based upon one vote for each share of Company Common Stock and one-tenth vote for each share of Class A Stock.

                            1. ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, five in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the five nominees listed below. All of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                                     POSITION WITH THE COMPANY AND BUSINESS
                                    DIRECTOR                   EXPERIENCE DURING
           NAME             AGE      SINCE           LAST FIVE YEARS, INCLUDING OCCUPATION
- --------------------------  ---     --------     ----------------------------------------------
Henry W. Nozko, Sr.(1)....  76        1951       Chairman of the Board, President and Chief
                                                 Executive Officer of the Company. Chairman of
                                                 the Board and Director of United Coasts
                                                 Corporation, United Coastal Insurance Company,
                                                 ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                 Company. Co-Chief Executive Officer of United
                                                 Coasts Corporation and United Coastal
                                                 Insurance Company.
Henry W. Nozko, Jr.(1)....  49        1971       Executive Vice President, Chief Operating
                                                 Officer, and Treasurer of the Company. Member
                                                 of the Audit Committee. President, Co-Chief
                                                 Executive Officer and Treasurer of United
                                                 Coasts Corporation and United Coastal
                                                 Insurance Company. President and Treasurer of
                                                 ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                 Company. Member, Boards of Directors of United
                                                 Coasts Corporation, United Coastal Insurance
                                                 Company, ACSTAR Holdings, Inc., ACSTAR
                                                 Insurance Company and Three D Departments,
                                                 Inc.
Victoria C. Nozko(1)......  77        1982       Housewife during past five years. Member of
                                                 the Audit Committee.
John C. Creasy............  76        1987       Retired Chief Executive Officer of Danbury
                                                 Hospital, Member, Boards of Directors of
                                                 United Coasts Corporation and United Coastal
                                                 Insurance Company. Member of the Compensation
                                                 Committee and Audit Committee.
Michael J. Sullivan.......  51        1993       Business Manager, Financial
                                                 Secretary/Treasurer of Sheet Metal Workers'
                                                 Local Union No. 20; General
                                                 Secretary/Treasurer of Sheet Metal Workers'
                                                 International Association.

- ---------------
(1) Mr. Henry W. Nozko, Sr. and Mrs. Victoria C. Nozko are husband and wife and Mr. Henry W. Nozko, Jr. is their son.

  Sheet Metal Workers' National Pension Fund

     The Pension Fund has the right to convert indebtedness of ACMAT to the Pension Fund in the principal amount of $16,500,000 into shares of Class A Stock at the current conversion price of $11.00 per share pursuant to the terms of a 30-year unsecured, $16,500,000 subordinated debenture dated July 1, 1992 and bearing interest at the annual rate of 11.5%.

     Henry W. Nozko, Sr., Henry W. Nozko, Jr. and the Pension Fund are parties to a voting agreement pursuant to which the parties have agreed to vote their respective shares of Class A Stock in favor of the Pension Fund's nominees to the ACMAT Board of Directors. Michael J. Sullivan, a director of ACMAT, currently serves as the Business Manager and Financial Secretary/Treasurer of the Sheet Metal Workers' Local Union No. 20 and as First General Vice President of the Sheetmetal Workers' International Association.

  AIG Life Insurance Company

     On July 18, 1989, the Company issued $15,000,000 in principal amount of 10.5% Convertible Senior Notes due June 30, 1999 to AIG Life Insurance Company and its affiliate, American International Life Assurance Company of New York. These Notes are convertible at any time into shares of Class A Stock at a current conversion price of $10.00 per share, subject to adjustment in certain events. At April 30, 1996, the Company had reserved 900,000 shares of Class A Stock for issuance pursuant to such conversion rights, which shares may be deemed beneficially owned by AIG Life Insurance Company and American International Life Assurance Company of New York. American International Group, Inc., a holding company for AIG Life Insurance Company and American International Life Assurance Company of New York, is a substantial owner of Transatlantic Reinsurance Company, a reinsurer to which the Company, through United Coastal Insurance Company and ACSTAR Insurance Company, ceded $470,000 in reinsurance premiums in the year ended December 31, 1995.

  Other Relationships

     During the year ended December 31, 1995, the Company paid to Dr. Arthur Cosmas $135,800 in fees in connection with consulting services rendered by Dr. Cosmas with respect to inspection and engineering services relating to ACMAT's asbestos abatement activities. Dr. Cosmas is the son-in-law of Henry W. Nozko, Sr. and Victoria C. Nozko and the brother-in-law of Henry W. Nozko, Jr.

  Committees and Meetings

     The Board of Directors of the Company held three meetings during 1995. Michael Sullivan attended less than 75% of the meetings. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 1995 only the Compensation Committee held a meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. These matters were discussed by the full Board of Directors throughout the year. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and the remuneration of each of the most highly compensated executive officers of the Company for the periods indicated.

                                                                            LONG-TERM
                                                      ANNUAL             COMPENSATION(B)        ALL
                                                  COMPENSATION(A)       -----------------      OTHER
                                                -------------------     CLASS A   COMMON      COMPEN-
      NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS       OPTIONS   OPTIONS     SATION(C)
- ---------------------------------------  ----   --------   --------     -------   -------     -------
Henry W. Nozko, Sr.....................  1995   $407,875   $184,275          --        --     $ 9,876
Chairman, President and                  1994   $390,000   $175,500      15,000    50,000     $ 9,506
Chief Executive Officer                  1993   $363,333   $195,000      15,000        --     $13,836
Henry W. Nozko, Jr.....................  1995   $292,833   $132,300          --        --     $ 9,774
Executive Vice President and             1994   $280,000   $126,000      15,000    50,000     $ 9,408
Chief Operating Officer                  1993   $260,000   $140,000      15,000        --     $13,743
Robert H. Frazer, Esq..................  1995   $156,875   $ 70,875          --        --     $ 9,736
Vice President, Secretary                1994   $150,000   $ 67,500      50,000        --     $ 9,371
and General Counsel                      1993   $140,000   $ 60,000      15,000        --     $11,299
Michael P. Cifone......................  1995   $104,583   $ 47,250          --        --     $ 9,608
Vice President-Finance                   1994   $100,000   $ 45,000      50,000        --     $ 9,272
                                         1993   $ 96,667   $ 50,000          --        --     $10,209

- ---------------
(A) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer.

    The Company has a Management Compensation Plan based upon earnings of the Company. As a guideline, the plan provides that participants may share in an incentive fund equal to 12% of pretax earnings, provided such pretax earnings amount to at least a 10% return on the Company's equity. However, both the participants and the amount of bonus are discretionary. In addition, the Company may offer separate incentives and commissions on an individual basis.

(B) Options were granted for ACMAT Class A Stock and Common Stock.

(C) The amounts shown in this column represent contributions made by the Company to the Company's Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan provides that all nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

     Directors who are not employees of the Company are paid an annual fee of $4,000. Certain directors and officers of the Company also serve as directors and officers of United Coasts Corporation ("United Coasts") and have been granted options to purchase United Coasts stock. These options are set forth in the table of year-end 1995 option values, except for 10,000 options exercised by Mr. John C. Creasy during 1995.

     The following table provides information on options exercised during 1995 by the named Executive Officers and the value of their unexercised options at December 31, 1995.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 1995 OPTION VALUES

                                                                               VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED           IN-THE-MONEY
                                                   OPTIONS AT 12/31/95(1)     OPTIONS AT 12/31/95(2)
                                                   ----------------------     ----------------------
    NAME                                                EXERCISABLE                EXERCISABLE
    ---------------------------------------------  ----------------------     ----------------------
    Henry W. Nozko, Sr.
      -- ACMAT Class A Stock Options.............          55,000                    $347,500
      -- ACMAT Common Stock Options..............          50,000                     262,500
      -- United Coasts Stock Options.............          25,000                     143,750
    Henry W. Nozko, Jr.
      -- ACMAT Class A Stock Options.............          55,000                     347,500
      -- ACMAT Common Stock Options..............          50,000                     262,500
      -- United Coasts Stock Options.............          25,000                     143,750
    Robert H. Frazer
      -- ACMAT Class A Stock Options.............          80,000                     435,000
      -- United Coasts Stock Options.............          25,000                     143,750
    Michael P. Cifone
      -- ACMAT Class A Options...................          65,000                     330,000

- ---------------
(1) Represents the number of options held at year end. All options were exercisable at December 31, 1995 and no options were exercised in 1995.

(2) Represents the total gain which would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with our own industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareowner value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received 5% salary increases during 1995. There were awards made under the Management Compensation Plan based on the Company's performance in 1995.

     During 1996, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1991 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.

                                                                                  CRSP I ndex
                                                                                  for Special
      Measurement Period         ACMAT Common    ACMAT Class A   NASDAQ Stock     Trade Con-
    (Fiscal Year Covered)            Stock           Stock       Market Index      tractors
1990                                     100.0           100.0           100.0           100.0
1991                                      87.4           116.0           160.5           135.5
1992                                      86.3           164.0           186.8           160.4
1993                                      93.7           144.0           214.5           144.4
1994                                     127.4           148.0           209.7           117.7
1995                                     134.7           208.0           296.5           129.4

                    2.  APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year which began January 1, 1996. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG Peat Marwick LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG Peat Marwick LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 1997 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 1997 to be considered for inclusion in the proxy statement and form of proxy relating to the 1997 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the five nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and
(2) "FOR" the approval of the selection of KPMG Peat Marwick LLP as auditors.

                                          By order of the Board of Directors

                                          ROBERT H. FRAZER
                                          Secretary

June 5, 1996

- --------------------------------------------------------------------------------

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JULY 11, 1996

        The undersigned hereby apoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on May 24, 1996, at the Annual Meeting of Shareholders to be held on July 11, 1996, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
        Please mark your                                                |
A /X/   votes as in this                                                |
        example.                                                        |_____

                                WITHHOLD Authority
                    FOR             to vote for
                all nominees        all nominees         Nominees: H. Nozko, Sr.
                                                                   H. Nozko, Jr.
1. Election of                                                     V. Nozko
   Directors        / /                 / /                        J. Creasy
                                                                   M. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s). Do not check either box and instead write that nominee's name(s) in the space provided below.


- ---------------------------------------------------------

                                                  FOR    AGAINST  ABSTAIN
2. Proposal to approve the appointment of
   KPMG Peat Marwick LLP as auditors of           / /      / /      / /
   the Corporation.

3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY

SIGNATURE(S): ________________________________________ Date: ___________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JULY 11, 1996

        The undersigned hereby apoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on May 24, 1996, at the Annual Meeting of Shareholders to be held on July 11, 1996, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
        Please mark your                                                |
A /X/   votes as in this                                                |
        example.                                                        |_____

                                WITHHOLD Authority
                    FOR             to vote for
                all nominees        all nominees         Nominees: H. Nozko, Sr.
                                                                   H. Nozko, Jr.
1. Election of                                                     V. Nozko
   Directors        / /                 / /                        J. Creasy
                                                                   M. Sullivan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s). Do not check either box and instead write that nominee's name(s) in the space provided below.


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                                                  FOR    AGAINST  ABSTAIN
2. Proposal to approve the appointment of
   KPMG Peat Marwick LLP as auditors of           / /      / /      / /
   the Corporation.

3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
USING THE ENCLOSED ENVELOPE

SIGNATURE(S): ________________________________________ Date: ___________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

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